                                  THE SESSIONS
                               KEY PREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN



                            U.S. TREASURY OBLIGATIONS MONEY MARKET


       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%
       ---------------------------

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


        EXAMPLE:

        YEAR TO DATE:    ( 07/01/97 TO 09/30/97  ):
                           1,011.96 /1,000) - 1 =    1.20%
        QUARTERLY:       ( 07/01/97 TO 09/30/97  ):
                           1,012.00 /1,000) - 1 =    1.20%
        MONTHLY:         ( 09/01/97 TO 09/30/97  ):
                           1,004.20 /1,000) - 1 =    0.42%
        SINCE INCEPTION: ( 07/01/97 TO 09/30/97  ):
                           1,011.96 /1,000) - 1 =    1.20%

                                  THE SESSIONS
                               KEY PREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN



                  ***LIMITED DURATION GOVERNMENT SECURITIES FUND***


       AVERAGE ANNUAL TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%
       ---------------------------

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 10/31/95 TO 09/30/97 ):
                         ( 1,097.70 /1,000<(1/(    701 /365))-1) =  4.97%
        ONE YEAR:        ( 10/01/96 TO 09/30/97 ):
                         ( 1,051.70 /1,000) - 1 =                   5.17%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 0.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:

        YEAR TO DATE:    ( 01/01/97 TO 09/30/97  ):
                           1,038.50 /1,000) - 1 =    3.85%
        QUARTERLY:       ( 07/01/97 TO 09/30/97  ):
                           1,013.60 /1,000) - 1 =    1.36%
        MONTHLY:         ( 09/01/97 TO 09/30/97  ):
                           1,005.70 /1,000) - 1 =    0.57%
        SIX MONTH:       ( 04/01/97 TO 09/30/97  ):
                           1,029.80 /1,000) - 1 =    2.98%
        SINCE INCEPTION: ( 10/31/95 TO 09/30/97  ):
                           1,098.00 /1,000) - 1 =    9.80%


***Based on trust fund data***

                                  THE SESSIONS
                               KEY PREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN



                  ***LIMITED DURATION GOVERNMENT SECURITIES FUND***


       AVERAGE ANNUAL TOTAL RETURN
       WITH SALES CHARGE OF: 3.00%
       ---------------------------

       T = (ERV/P)<1/N - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                   N =   NUMBER OF DAYS


       EXAMPLE:

        SINCE INCEPTION: ( 10/31/95 TO 09/30/97 ):
                         ( 1,064.89 /1,000<(1/(    702 /365))-1) =  3.31%
        ONE YEAR:        ( 10/01/96 TO 09/30/97 ):
                         ( 1,019.70 /1,000) - 1 =                   1.97%


       ----------------------------------------------------------------------
       AGGREGATE TOTAL RETURN
       WITH SALES CHARGE OF: 3.00%

       T = (ERV/P) - 1

       WHERE:      T =   TOTAL RETURN

                   ERV = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                         HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

                   P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


       EXAMPLE:

        YEAR TO DATE:    ( 01/01/97 TO 09/30/97  ):
                           1,003.50 /1,000) - 1 =     0.35%
        QUARTERLY:       ( 07/01/97 TO 09/30/97  ):
                             983.10 /1,000) - 1 =    -1.69%
        MONTHLY:         ( 09/01/97 TO 09/30/97  ):
                             975.40 /1,000) - 1 =    -2.46%
        SIX MONTH:       ( 04/01/97 TO 09/30/97  ):
                             999.60 /1,000) - 1 =    -0.04%
        SINCE INCEPTION: ( 10/31/95 TO 09/30/97  ):
                           1,064.69 /1,000) - 1 =     6.47%


***Based on trust fund data***

                                  THE SESSIONS
                                Key Premier Funds
                                   EXHIBIT 16(b)
                                  TOTAL RETURN

                             AGGRESSIVE GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:  4.50%
----------------------------

T = (ERV/P)<1/N - 1

WHERE:            T =   TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

                  P   = A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N   = NUMBER OF DAYS

EXAMPLE:

 SINCE INCEPTION:       ( 07/01/94 TO  06/30/97 ):
                        ( 1,678.03 /1,000 <(1/(   1096 /365))-1) = 18.81%
 ONE YEAR:              ( 07/01/96 TO  06/30/97 ):
                        ( 1,103.60 /1,000) - 1 =                                  10.36%
 TWO YEAR:              ( 07/01/95 TO  06/30/97 ):
                        ( 1,389.00 /1,000 <(1/(    730 /365))-1) = 17.86%



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:  4.50%
----------------------------

T = (ERV/P) - 1

WHERE:            T   = TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

                  P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:          ( 01/01/97 TO  06/30/97 ):
                          1,039.80 /1,000) - 1 =                    3.98%
 QUARTERLY:             ( 04/01/97 TO  06/30/97 ):
                          1,090.80 /1,000) - 1 =                    9.08%
 MONTHLY:               ( 06/01/97 TO  06/30/97 ):
                          978.30   /1,000) - 1 =                   -2.17%
 SIX MONTH:             ( 01/01/97 TO  06/30/97 ):
                          1,039.80 /1,000) - 1 =                    3.98%
 SINCE INCEPTION:       ( 07/01/94 TO  06/30/97 ):
                          1,678.03   /1,000) - 1 =                 67.80%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                   EXHIBIT 16(b)
                                  TOTAL RETURN

                             PA MUNICIPAL BOND FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:   4.50%
-----------------------------

T = (ERV/P) <1/N = 1

WHERE:           T =   TOTAL RETURN

                 ERV = ENDING REDEEMABLE VALUE AT THE END
                       OF THE PERIOD OF A HYPOTHETICAL
                       $1,000 INVESTMENT MADE AT THE
                       BEGINNING OF THE PERIOD.

                 P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =   NUMBER OF DAYS

EXAMPLE:

 SINCE INCEPTION:      (  10/01/96 TO 06/30/97 ):
                       (  993.13/1,000)-1                                -0.69%





AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:   4.50%
-----------------------------

T = (ERV/P) - 1

WHERE:           T =   TOTAL RETURN

                 ERV = ENDING REDEEMABLE VALUE AT THE END
                       OF THE PERIOD OF A HYPOTHETICAL
                       $1,000 INVESTMENT MADE AT THE
                       BEGINNING OF THE PERIOD.

                 P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:         (  01/01/97 TO        06/30/97 ):
                            970.10/1,000) - 1 =                       -2.99%
 QUARTERLY:            (  04/01/97 TO        06/30/97 ):
                            973.30/1,000) - 1 =                       -2.67%
 MONTHLY:              (  06/01/97 TO        06/30/97 ):
                            961.30/1,000) - 1 =                       -3.87%
 SIX MONTH:            (  01/01/97 TO        06/30/97 ):
                            970.10/1,000) - 1 =                       -2.99%
 SINCE INCEPTION:      (  10/01/96 TO        06/30/97 ):
                            993.13/1,000) - 1 =                       -0.69%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN


                             ESTABLISHED GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:    4.50%
------------------------------

T = (ERV/P) <1/N - 1

WHERE:        T =   TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

              P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =   NUMBER OF DAYS


EXAMPLE:

 SINCE INCEPTION:   ( 01/01/95 TO  06/30/97 ):
                    ( 1,875.00/1,000 <(1/(   911 /365))-1) = 28.64%
 ONE YEAR:          ( 07/01/96 TO  06/30/97 ):
                    ( 1,219.60/1,000) - 1 =                  21.96%
 TWO YEAR:          ( 07/01/95 TO  06/30/97 ):
                    ( 1,543.25/1,000 <(1/(   730 /365))-1) = 24.23%








-------------------------
AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:  4.50%

T = (ERV/P) - 1

WHERE:        T =   TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

              P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 01/01/97 TO  06/30/97 ):
                      1,090.70/1,000) - 1 =                   9.07%
 QUARTERLY:         ( 04/01/97 TO  06/30/97 ):
                      1,087.50/1,000) - 1 =                   8.75%
 MONTHLY:           ( 06/01/97 TO  06/30/97 ):
                      986.60/1,000) - 1 =                    -1.34%
 SIX MONTH:         ( 01/01/97 TO  06/30/97 ):
                      1,090.70/1,000) - 1 =                   9.07%
 SINCE INCEPTION:   ( 01/01/95 TO  06/30/97 ):
                        1875  /1,000) - 1 =                  87.50%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN

                          INTERMEDIATE TERM INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:    4.50%
------------------------------

T = (ERV/P) <1/N - 1

WHERE:        T =   TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

              P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

              N =   NUMBER OF DAYS

EXAMPLE:

 SINCE INCEPTION:   ( 11/30/96 TO 06/30/97 ):
                    (  968.44/1,000)-1                       -3.16%








AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:  4.50%
----------------------------

T = (ERV/P) - 1

WHERE:        T =   TOTAL RETURN

              ERV = ENDING REDEEMABLE VALUE AT THE END
                    OF THE PERIOD OF A HYPOTHETICAL
                    $1,000 INVESTMENT MADE AT THE
                    BEGINNING OF THE PERIOD.

              P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:      ( 01/01/97 TO  06/30/97 ):
                       975.20/1,000) - 1 =                   -2.48%
 QUARTERLY:         ( 04/01/97 TO  06/30/97 ):
                       981.30/1,000) - 1 =                   -1.87%
 MONTHLY:           ( 06/01/97 TO  06/30/97 ):
                       963.90/1,000) - 1 =                   -3.61%
 SINCE INCEPTION:   ( 11/30/96 TO  06/30/97 ):
                       968.44/1,000) - 1 =                   -3.16%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN

                             PRIME MONEY MARKET FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:          0.00%
------------------------------------

T = (ERV/P)<1/N - 1

WHERE:            T =   TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

                  P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N =   NUMBER OF DAYS

EXAMPLE:

 SINCE INCEPTION:       (  10/07/96 TO  06/30/97):
                        (  1,037.29/1,000)-1                       3.73%



AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:   0.00%
-----------------------------

T = (ERV/P) - 1

WHERE:            T =   TOTAL RETURN

                  ERV = ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT THE
                        BEGINNING OF THE PERIOD.

                  P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

 YEAR TO DATE:          (  01/01/97 TO    06/30/97):
                           1,025.30/1,000) - 1 =                   2.53%
 QUARTERLY:             (  04/01/97 TO    06/30/97):
                           1,012.70/1,000) - 1 =                   1.27%
 MONTHLY:               (  06/01/97 TO    06/30/97):
                           1,004.20/1,000) - 1 =                   0.42%
 SIX MONTH:             (  01/01/97 TO    06/30/97):
                           1,025.30/1,000) - 1 =                   2.53%
 SINCE INCEPTION:       (  10/07/96 TO    06/30/97):
                           1,037.29/1,000) - 1 =                   3.73%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN



                         PA MUNI


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:         0.00%
-----------------------------------

T = (ERV/P) <1/N - 1

WHERE:            T =    TOTAL RETURN

                  ERV =  ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                  P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                  N =    NUMBER OF DAYS

     EXAMPLE:

       SINCE INCEPTION:  ( 10/01/96 TO 06/30/97 ):
                         ( 1,039./1,000)-1                         3.98%





AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:       0.00%
---------------------------------

        T = (ERV/P) - 1

        WHERE:    T =    TOTAL RETURN

                  ERV =  ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                  P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


     EXAMPLE:

       YEAR TO DATE:     ( 01/01/97 TO 06/30/97 ):
                           1,016.10/1,000) - 1 =                   1.61%
       QUARTERLY:        ( 04/01/97 TO 06/30/97 ):
                           1,019.10/1,000) - 1 =                   1.91%
       MONTHLY:          ( 06/01/97 TO 06/30/97 ):
                           1,006.20/1,000) - 1 =                   0.62%
       SIX MONTH:        ( 01/01/97 TO 06/30/97 ):
                           1,016.10/1,000) - 1 =                   1.61%
       SINCE INCEPTION:  ( 10/01/96 TO 06/30/97 ):
                           1,039.83/1,000) - 1 =                   3.98%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                   EXHIBIT 16(b)
                                  TOTAL RETURN


                             ESTABLISHED GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:     0.00%
-------------------------------

T = (ERV/P) RAISED <1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF DAYS


EXAMPLE:

  SINCE INCEPTION:        ( 01/01/95  TO 06/30/97):
                          ( 1,965.14 /1,000 <(1/(912 /365))-1)=    31.05%
  ONE YEAR:               ( 07/01/96  TO 06/30/97):
                          ( 1,276.00 /1,000) - 1 =                 27.60%
  TWO YEAR:               ( 07/01/95  TO 06/30/97):
                          ( 1,617.00 /1,000 <(1/(730 /365))-1)=    27.16%

--------------------------------
AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:     0.00%

T = (ERV/P) - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:          ( 01/01/97 TO  06/30/97 ):
                           1,141.80 /1,000) - 1 =                  14.18%
  QUARTERLY:             ( 04/01/97 TO  06/30/97 ):
                           1,138.60 /1,000) - 1 =                  13.86%
  MONTHLY:               ( 06/01/97 TO  06/30/97 ):
                           1,033.10 /1,000) - 1 =                   3.31%
  SIX MONTH:             ( 01/01/97 TO  06/30/97 ):
                           1,141.80 /1,000) - 1 =                  14.18%
  SINCE INCEPTION:       ( 01/01/95 TO  06/30/97 ):
                            1965.14 /1,000) - 1 =                  96.51%

                                  THE SESSIONS
                                KEYPREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN

                          INTERMEDIATE TERM INCOME FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:     0.00%
--------------------------------

T = (ERV/P) <1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF DAYS

EXAMPLE:

[S]                       [C]

  SINCE INCEPTION:       (  11/30/96 TO 06/30/97 ):
                         (  1,013.95 /1,000)-1                            1.40%


--------------------------------
AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:     0.00%

T = (ERV/P) - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

 YEAR TO DATE:            ( 01/01/97 TO  06/30/97  ):
                            1,021.60 /1,000) - 1 =         2.16%
 QUARTERLY:               ( 04/01/97 TO  06/30/97  ):
                            1,027.90 /1,000) - 1 =         2.79%
 MONTHLY:                 ( 06/01/97 TO  06/30/97  ):
                            1,009.50 /1,000) - 1 =         0.95%
 SIX MONTH:               ( 01/01/97 TO  06/30/97  ):
                            1,021.60 /1,000) - 1 =         2.16%
 SINCE INCEPTION:         ( 11/30/96 TO  06/30/97  ):
                            1,013.95 /1,000) - 1 =         1.40%

                                  THE SESSIONS
                                KEY PREMIER FUNDS
                                  EXHIBIT 16(b)
                                  TOTAL RETURN

                             AGGRESSIVE GROWTH FUND


AVERAGE ANNUAL TOTAL RETURN
WITH SALES CHARGE OF:     0.00%
--------------------------------

T = (ERV/P) <1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF DAYS

EXAMPLE:

  SINCE INCEPTION:        ( 07/01/94  TO  06/30/97 ):
                          ( 1,756.23 /1,000 <(1/(    1096 /365))-1) =    20.63%
  ONE YEAR:               ( 07/01/96  TO  06/30/97 ):
                          ( 1,155.20 /1,000) - 1 =                       15.52%
  TWO YEAR:               ( 07/01/95  TO  06/30/97 ):
                          ( 1,453.75 /1,000  < (1/(    730 /365))-1) =   20.57%


AGGREGATE TOTAL RETURN
WITH SALES CHARGE OF:     0.00%
-------------------------------

T = (ERV/P) - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


EXAMPLE:

  YEAR TO DATE:           ( 01/01/97 TO  06/30/97  ):
                            1,088.90 /1,000) - 1 =          8.89%
  QUARTERLY:              ( 04/01/97 TO  06/30/97  ):
                            1,141.90 /1,000) - 1 =         14.19%
  MONTHLY:                ( 06/01/97 TO  06/30/97  ):
                            1,024.30 /1,000) - 1 =          2.43%
  SIX MONTH:              ( 01/01/97 TO  06/30/97  ):
                            1,088.90 /1,000) - 1 =          8.89%
  SINCE INCEPTION:        ( 07/01/94 TO  06/30/97  ):
                            1,756.23 /1,000) - 1 =         75.62%